Supplement dated December 8, 2025
to the
Summary Prospectus, Statutory Prospectus,
and Statement of Additional Information (“SAI”),
each dated October 31, 2025
for the Hood River International Opportunity Fund (the “Fund”),
a series of Manager Directed Portfolios

Effective immediately, Mr. Rohan B. Kumar is no longer a Portfolio Manager of the Fund. Accordingly, all references to Mr. Kumar as a Portfolio Manager in the Fund’s Summary Prospectus, Statutory Prospectus, and SAI should be deleted in their entirety. Mr. Brian Smoluch, Mr. David Swank and Mr. Lance Cannon will continue to serve as Portfolio Managers of the Fund.

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Please retain this supplement for your reference.